EXHIBIT 24
                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc., and to file any documents referred to below relating to (A) the registration of (i) 9,000,000 shares of Circuit City Group Common Stock and an equal number of rights to purchase preferred shares, Series E ("Circuit City Rights"), and (ii) 2,000,000 shares of CarMax Group Common Stock, and an equal number of rights to purchase preferred shares, Series F ("CarMax Rights"), to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended, and (B) the registration of
(x) 122,836 shares of Circuit City Group Common Stock and an equal number of Circuit City Rights and (ii) 40,327 shares of CarMax Group Common Stock, and an equal number of CarMax Rights to be issued pursuant to the Circuit City Stores, Inc. 2000 Non-Employee Directors Stock Incentive Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2000.

                                                     s/W. Alan McCollough
                                                     --------------------
                                                     W. Alan McCollough


                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Michael T. Chalifoux and W. Alan McCollough his attorneys-in-fact, each with full power to act without the other to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc., and to file any documents referred to below relating to (A) the registration of (i) 9,000,000 shares of Circuit City Group Common Stock and an equal number of rights to purchase preferred shares, Series E ("Circuit City Rights"), and (ii) 2,000,000 shares of CarMax Group Common Stock, and an equal number of rights to purchase preferred shares, Series F ("CarMax Rights"), to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended, and (B) the registration of
(x) 122,836 shares of Circuit City Group Common Stock and an equal number of Circuit City Rights and (ii) 40,327 shares of CarMax Group Common Stock, and an equal number of CarMax Rights to be issued pursuant to the Circuit City Stores, Inc. 2000 Non-Employee Directors Stock Incentive Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of June, 2000.

                                                     s/Richard L. Sharp
                                                     ------------------
                                                     Richard L. Sharp

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Richard L. Sharp, W. Alan McCollough and Michael T. Chalifoux his or her attorneys-in-fact, each with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as a director of Circuit City Stores, Inc., and to file any documents referred to below relating to (A) the registration of (i) 9,000,000 shares of Circuit City Group Common Stock and an equal number of rights to purchase preferred shares, Series E ("Circuit City Rights"), and (ii) 2,000,000 shares of CarMax Group Common Stock, and an equal number of rights to purchase preferred shares, Series F ("CarMax Rights"), to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended, and (B) the registration of (x) 122,836 shares of Circuit City Group Common Stock and an equal number of Circuit City Rights and (ii) 40,327 shares of CarMax Group Common Stock, and an equal number of CarMax Rights to be issued pursuant to the Circuit City Stores, Inc. 2000 Non-Employee Directors Stock Incentive Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         Each of the undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of the 13th day of June, 2000.

s/Richard N. Cooper                                s/Barbara S. Feigin
-------------------------                          -----------------------
Richard N. Cooper                                  Barbara S. Feigin

s/James F. Hardymon                                s/Robert S. Jepson, Jr.
-------------------------                          -----------------------
James F. Hardymon                                  Robert S. Jepson, Jr.

s/Hugh G. Robinson                                 s/Walter J. Salmon
-------------------------                          -----------------------
Hugh G. Robinson                                   Walter J. Salmon

s/Mikael Salovaara                                 s/John W. Snow
-------------------------                          -----------------------
Mikael Salovaara                                   John W. Snow

s/Alan L. Wurtzel
-------------------------
Alan L. Wurtzel

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc., and to file any documents referred to below relating to the registration of (i) up to 5,000 shares of Circuit City Group Common Stock and an equal number of rights to purchase preferred shares, Series E ("Circuit City Rights"), and (ii) up to 1,000 shares of CarMax Group Common Stock, and an equal number of rights to purchase preferred shares, Series F ("CarMax Rights"), to be issued in connection with common stock grants to be made to the non-employee directors of Circuit City Stores, Inc. as a portion of such directors' annual retainers; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 10th day of July, 2000.

                                                     s/W. Alan McCollough
                                                     --------------------
                                                     W. Alan McCollough

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Michael T. Chalifoux and W. Alan McCollough his attorneys-in-fact, each with full power to act without the other to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc., and to file any documents referred to below relating to the registration of (i) up to 5,000 shares of Circuit City Group Common Stock and an equal number of rights to purchase preferred shares, Series E ("Circuit City Rights"), and (ii) up to 1,000 shares of CarMax Group Common Stock, and an equal number of rights to purchase preferred shares, Series F ("CarMax Rights"), to be issued in connection with common stock grants to be made to the non-employee directors of Circuit City Stores, Inc. as a portion of such directors' annual retainers; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 10th day of July, 2000.

                                                     s/Richard L. Sharp
                                                     ------------------
                                                     Richard L. Sharp


                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Richard L. Sharp, W. Alan McCollough and Michael T. Chalifoux his or her attorneys-in-fact, each with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as a director of Circuit City Stores, Inc., and to file any documents referred to below relating to the registration of (i) up to 5,000 shares of Circuit City Group Common Stock and an equal number of rights to purchase preferred shares, Series E ("Circuit City Rights"), and
(ii) up to 1,000 shares of CarMax Group Common Stock, and an equal number of rights to purchase preferred shares, Series F ("CarMax Rights"), to be issued in connection with common stock grants to be made to the non-employee directors of Circuit City Stores, Inc. as a portion of such directors' annual retainers; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         Each of the undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of the 10th day of July, 2000.

s/Richard N. Cooper                               s/Barbara S. Feigin
------------------------                          -----------------------
Richard N. Cooper                                 Barbara S. Feigin

s/James F. Hardymon                               s/Robert S. Jepson, Jr.
------------------------                          -----------------------
James F. Hardymon                                 Robert S. Jepson, Jr.

s/Hugh G. Robinson                                s/Walter J. Salmon
------------------------                          -----------------------
Hugh G. Robinson                                  Walter J. Salmon

s/Mikael Salovaara                                s/John W. Snow
------------------------                          -----------------------
Mikael Salovaara                                  John W. Snow

s/Alan L. Wurtzel
------------------------
Alan L. Wurtzel